Exhibit 10.1

FOURTH AMENDMENT TO LOAN AGREEMENT

THIS FOURTH AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of JUNE 24, 2019, between TEXAS CAPITAL BANK, NATIONAL ASSOCIATION (“Lender”), and VINTAGE STOCK, INC., a Missouri corporation (“Borrower”).

RECITALS

A.            Whereas, Lender and Borrower are parties to a LOAN AGREEMENT dated as of NOVEMBER 3, 2016 (as the same has been or may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement thereof, the “Agreement”) (any capitalized terms not specifically defined herein will have the meaning ascribed to them in the Agreement);

B.             Whereas, Borrower and Lender have agreed to amend certain provisions of the Agreement; and

Now, therefore, in consideration of the parties’ mutual promises in this Amendment, and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1.             Amendment to Defined Term. The following defined term in Section 1.01 of the Agreement is hereby amended in its entirety to read as follows:

“Inventory Advance Amount” shall mean NINETY PERCENT (90.00%) of the NOLV of Eligible Inventory.

2.              Amendment to Section 4.01(g). Section 4.01(g) of the Agreement is hereby amended in its entirety to read as follows:

(g)       Inventory Appraisal(s). Not less frequently than once every year upon Lender’s request, in each case at Borrower’s expense, an Inventory appraisal in form satisfactory to Lender and prepared by an appraiser satisfactory to Lender; provided, however, that if the gross value of the Eligible Inventory reported in any Revolving Credit Borrowing Base Report is less than EIGHTEEN MILLION AND NO/100 DOLLARS ($18,000,000), then such an Inventory appraisal shall be delivered not less frequently than once every SIX (6) months (or upon Lender’s request) thereafter.

3.              Limited Waiver. Lender hereby waives any Default or Event of Default arising from Borrower’s failure to comply with Section 5.16 (Fixed Charge Coverage Ratio) of the Loan Agreement for the month ending February 2019. It is the Loan Parties’ specific intention that this waiver placed each of them in the same position, from the date of the Agreement through and including the date of this Amendment, as each would have been if no alleged existing Default or Event of Default (if one arose or could be deemed, or might have been deemed, to have arisen, directly or indirectly) had ever occurred.

4.              Conditions. This Amendment shall be effective upon the completion of Borrower having delivered the following, in form and substance satisfactory to Lender: (a) this Amendment; and (b) each other document, opinion and certificate required by Lender.

5.             Representations, Warranties and Covenants; Expenses. Borrower expressly reaffirms all of its representations and warranties in the Agreement as of the date of this Amendment (except such representations and warranties that expressly relate to an earlier date). Borrower agrees to pay all costs, expenses and reasonable attorney’s fees of Lender and its counsel in connection with the Agreement or this Amendment.

6.              No Waiver. Except as set forth in this Amendment, all of the terms and conditions of the Agreement remain in full force and effect and none of such terms and conditions are, or shall be construed as, otherwise amended or modified, except as specifically set forth herein and nothing in this Amendment shall constitute a waiver by Lender of any Default or Event of Default, or of any right, power or remedy available to Lender or any Loan Party under the Agreement, whether any such defaults, rights, powers or remedies presently exist or arise in the future.

7.             Ratification. The Agreement shall, together with this Amendment and any related documents, instruments and agreements shall hereafter refer to the Agreement, as amended hereby.

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8.             Release. EACH LOAN PARTY HEREBY ACKNOWLEDGES AND AGREES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM LENDER. EACH LOAN PARTY HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE LENDER AND EACH OF ITS RESPECTIVE PREDECESSORS, AGENTS, EMPLOYEES, AFFILIATES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”) FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES AND LIABILITIES WHATSOEVER, WHETHER KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT OR CONDITIONAL, OR AT LAW OR IN EQUITY, IN ANY CASE ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED THAT SUCH LOAN PARTY MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES, IF ANY, IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND THAT ARISE FROM ANY OF THE LOANS, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR ANY OF THE OTHER SECURITY INSTRUMENTS, AND/OR THE NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE.

9.              Other Provisions. The provisions of the Agreement that are not expressly amended in this Amendment shall remain unchanged and in full force and effect. In the event of any conflict between the terms and provisions of this Amendment and the Agreement, the provisions of this Amendment shall control.

10.           Signatures. This Amendment may be signed in counterparts. A facsimile or other electronic transmission of a signature page will be considered an original signature page. At the request of a party, the other party will confirm a fax-transmitted or electronically transmitted signature page by delivering an original signature page to the requesting party.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first written above.

LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:	/s/ Terri Sandridge
Name:	Terri Sandridge
Title:	Vice President, Corporate Banking-ABL

BORROWER:

VINTAGE STOCK, INC.

By:	/s/ Rodney Spriggs
Name:	Rodney Spriggs
Title:	CEO and President

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